Intangible assets	12 Months Ended
Jun. 30, 2020
Intangible Assets [Abstract]
Intangible assets
9. Intangible assets

Accounting policies

Acquired intangible assets are held on the consolidated balance sheet at cost less accumulated amortisation and impairment losses. Acquired brands and other intangible assets are initially recognised at fair value when they are controlled through contractual or other legal rights, or are separable from the rest of the business, and the fair value can be reliably measured. Where these assets are regarded as having indefinite useful economic lives, they are not amortised.

Goodwill represents the excess of the aggregate of the consideration transferred, the value of any non-controlling interests and the fair value of any previously held equity interest in the subsidiary acquired over the fair value of the identifiable net assets acquired. Goodwill arising on acquisitions prior to 1 July 1998 was eliminated against reserves, and this goodwill has not been reinstated. Goodwill arising subsequent to 1 July 1998 has been capitalised.

Amortisation and impairment of intangible assets is based on their useful economic lives and are amortised on a straight-line basis over those lives and reviewed for impairment whenever events or circumstances indicate that the carrying amount may not be recoverable. Goodwill and intangible assets that are regarded as having indefinite useful economic lives are not amortised and are reviewed for impairment at least annually or when there is an indication that the assets may be impaired. Impairment reviews compare the net carrying value with the recoverable amount (where recoverable amount is the higher of fair value less costs of disposal and value in use). Amortisation and any impairment write downs are charged to other operating expenses in the income statement.

Computer software is amortised on a straight-line basis to estimated residual value over its expected useful life. Residual values and useful lives are reviewed each year. Subject to these reviews, the estimated useful lives are up to eight years.

Critical accounting estimates and judgements

Assessment of the recoverable amount of an intangible asset and the useful economic life of an asset are based on management's estimates.

Impairment reviews are carried out to ensure that intangible assets, including brands, are not carried at above their recoverable amounts. Value in use and fair value less costs of disposal were both considered for these reviews and any impairment charge was based on these. The tests are dependent on management’s estimates in respect of the forecasting of future cash flows, the discount rates applicable to the future cash flows and what expected growth rates are reasonable. Judgement is required in determining the cash-generating units. Such estimates and judgements are subject to change as a result of changing economic conditions and actual cash flows may differ from forecasts.

Additional estimates have been applied by management regarding the potential financial impact of the Covid-19 pandemic across markets. In this regard a combination of the following factors was considered in every impairment model:

–	the future development of the virus, including the duration, scale and geographic extent of the closures;

–	the expected scale and duration of the economic recovery;

–	the size of the on-trade channel in the market;

–	the life cycle phase of the brand and the maturity of the market.

	Brands £ million	Goodwill £ million	Other intangibles £ million	Computer software £ million	Total £ million
Cost
At 30 June 2018	8,946	2,788	1,482	604	13,820
Exchange differences	182	28	56	8	274
Additions	25	10	2	46	83
Disposals(i)	(230)	(12)	—	(5)	(247)
Transfers to assets held for sale(ii)	(28)	(19)	—	—	(47)
At 30 June 2019	8,895	2,795	1,540	653	13,883
Exchange differences	(74)	(139)	44	—	(169)
Additions	102	8	3	52	165
Disposals	—	—	—	(7)	(7)
At 30 June 2020	8,923	2,664	1,587	698	13,872
Amortisation and impairment
At 30 June 2018	616	110	75	447	1,248
Exchange differences	5	3	—	8	16
Amortisation for the year	—	—	3	60	63
Disposals	—	—	—	(1)	(1)
At 30 June 2019	621	113	78	514	1,326
Exchange differences	(17)	(16)	(1)	2	(32)
Amortisation for the year	—	—	1	62	63
Impairment	564	655	—	—	1,219
Disposals	—	—	—	(4)	(4)
At 30 June 2020	1,168	752	78	574	2,572
Carrying amount
At 30 June 2020	7,755	1,912	1,509	124	11,300
At 30 June 2019	8,274	2,682	1,462	139	12,557
At 30 June 2018	8,330	2,678	1,407	157	12,572

(i) In the year ended 30 June 2019 Diageo completed the sale of a portfolio of 19 brands to Sazerac. See note 8(b) for further information.
(ii) Transfers to assets held for sale in the year ended 30 June 2019 was in respect of United National Breweries (UNB).

(a) Brands

At 30 June 2020, the principal acquired brands, all of which are regarded as having indefinite useful economic lives, are as follows:

	Principal markets	2020 £ million	2019 £ million
Crown Royal whisky	United States	1,190	1,153
McDowell's No.1 whisky, rum and brandy	India	1,050	1,112
Captain Morgan rum	Global	977	946
Smirnoff vodka	Global	670	648
Johnnie Walker whisky	Global	625	625
Casamigos tequila	United States	491	476
Shui Jing Fang Chinese white spirit	Greater China	260	259
Yenì Raki	Turkey	202	231
Signature whisky	India	197	209
Seagram's 7 Crown whiskey	United States	181	176
Don Julio tequila	United States	179	209
Bell's whisky	Europe	179	179
Black Dog whisky	India	167	177
Antiquity whisky	India	163	173
Zacapa rum	Global	156	151
Windsor Premier whisky	Korea	154	589
Gordon's gin	Europe	119	119
Old Parr whisky	Global	110	106
Other brands		685	736
		7,755	8,274

The brands are protected by trademarks, which are renewable indefinitely, in all of the major markets where they are sold. There are not believed to be any legal, regulatory or contractual provisions that limit the useful lives of these brands. The nature of the premium drinks industry is that obsolescence is not a common issue, with indefinite brand lives being commonplace, and Diageo has a number of brands that were originally created more than 100 years ago. Accordingly, the Directors believe that it is appropriate that the brands are treated as having indefinite lives for accounting purposes and are therefore not amortised.

(b) Goodwill

For the purposes of impairment testing, goodwill has been attributed to the following cash-generating units:

	2020 £ million	2019 £ million
North America	416	403
Europe and Turkey
Europe (excluding Turkey)	181	172
Turkey	205	234
Latin America and Caribbean – Mexico	123	143
Asia Pacific
Greater China	132	131
India	770	1,511
Other cash-generating units	85	88
	1,912	2,682

Goodwill has arisen on the acquisition of businesses and includes synergies arising from cost savings, the opportunity to utilise Diageo’s distribution network to leverage marketing of the acquired products and the extension of the group’s portfolio of brands in new markets around the world.

(c) Other intangibles

Other intangibles principally comprise distribution rights. Diageo owns the global distribution rights for Ketel One vodka products in perpetuity, and the Directors believe that it is appropriate to treat these rights as having an indefinite life for accounting purposes. The carrying value at 30 June 2020 was £1,464 million (2019 – £1,418 million).

(d) Impairment testing

Impairment tests are performed annually, or more frequently if events or circumstances indicate that the carrying amount may not be recoverable. Recoverable amounts are calculated based on the value in use approach also considering fair value less cost to sale. The value in use calculations are based on discounted forecast cash flows using the assumption that cash flows continue in perpetuity at the terminal growth rate of each country or region. The individual brands, other intangibles with indefinite useful lives and their associated tangible fixed assets are aggregated as separate cash-generating units. Separate tests are carried out for each cash-generating unit and for each of the markets. Goodwill is attributed to each of the markets.

The key assumptions used for the value in use calculations are as follows:

Cash flows

Cash flows are forecast for each cash-generating unit for the financial year, which is approved by management and reflect the following assumptions:

–
Cash flows are projected based on the actual operating results and a three-year plan approved by the management. Cash flows are extrapolated up to five-years using expected growth rates in line with management’s best estimates. Growth rates reflect expectations of sales growth, operating costs and margin, based on past experience and external sources of information. Where applicable, multiple cash flow scenarios were populated to predict the potential outcome, considering the increased risk of uncertainty around the duration and severity of the Covid-19 pandemic in the different markets. A simple average of these projections served as the estimation of the recoverable amount of the cash-generating units including the goodwill of USL, Indian brands, Nigeria and Windsor Premier brand. Management has no information which would indicate that any of the scenarios are more likely than the others;

–
The five-year forecast period is extended by up to an additional ten years at acquisition date for some intangible assets and goodwill when management believes that this period is justified by the maturity of the market and expects to achieve growth in excess of the terminal growth rate driven by Diageo’s sales, marketing and distribution expertise. Cash flows beyond the five-year period are projected using steady or progressively declining growth rates. These rates do not exceed the annual growth rate of the real gross domestic product (GDP) aggregated with the long-term annual inflation rate of the country or region;

–	Cash flows for the subsequent years after the forecast period are extrapolated based on a terminal growth rate which does not exceed the long-term annual inflation rate of the country or region.

The calculation of value in use as at 30 June 2020 is based on a five-year detailed plan for every cash-generating unit, except for India where the period is extended by an additional four years.

Discount rates

The discount rates used are the weighted average cost of capital which reflects the returns on government bonds and an equity risk premium adjusted for the drinks industry specific to the cash-generating units. Further risk premiums are applied according to management’s assessment of the risks in respect of the cash flows for a particular asset or cash-generating unit. The group applies post-tax discount rates to post-tax cash flows as the valuation calculated using this method closely approximates to applying pre-tax discount rates to pre-tax cash flows.

For goodwill, these assumptions are based on the cash-generating unit or group of units to which the goodwill is attributed. For brands, they are based on a weighted average taking into account the country or countries where sales are made.

The pre-tax discount rates, terminal and long-term growth rates used for impairment testing are as follows:

	2020			2019
	Pre-tax discount rate %	Terminal growth rate %	Long-term growth rate %	Pre-tax discount rate %	Terminal growth rate %	Long-term growth rate %
North America – United States	8	2	4	9	2	4
Europe and Turkey
Europe (excluding Turkey)	7	2	4	7	2	4
Turkey	22	11	15	25	13	16
Africa
Ethiopia	21	8	17	25	8	17
South Africa	18	—	7	18	—	7
Latin America and Caribbean
Brazil	15	3	6	16	4	6
Mexico	16	3	5	17	3	6
Asia Pacific
Korea	10	(4)	—	8	2	—
Greater China	9	3	8	10	3	8
India	12	4	12	14	5	12

Value in use calculation and fair value less costs of disposal methodologies were both considered to assess the recoverable amount of the India cash-generating unit. Having considered the volatility in local share prices, the premiums that businesses controlled by large multinationals trade at and other factors, we assessed a range of fair value less costs of disposal with particular focus on the value a third party may pay for a controlling stake in the current environment. The value in use calculation was above our view of fair value less costs of disposal and was therefore used to determine the recoverable amount of this cash-generating unit. Based on this, in the year ended 30 June 2020, an impairment charge of £655 million in respect of the India cash-generating unit containing the India goodwill was recognised in exceptional operating items. In the year ended 30 June 2020, impairment charges of £78 million in respect of the Old Tavern brand and £38 million in respect of the Bagpiper brand in India were also recognised in exceptional operating items, based on their value in use. Forecast cash flow assumptions were reduced principally due to the general economic downturn further aggravated by the Covid-19 pandemic, including pandemic related recent regulatory changes both negatively impacting demand and margins. The brand impairment reduced the deferred tax liability by £25 million. The recoverable amount is £3,444 million in respect of the India cash-generating unit, £20 million in respect of the Old Tavern brand and £94 million in respect of the Bagpiper brand cash-generating units.

In the year ended 30 June 2020, an impairment charge of £434 million in respect of the Windsor Premier brand has been recognised in exceptional operating items, based on its value in use. The impairment reduced the deferred tax liability attributable to the brand by £105 million resulting in a net exceptional loss of £329 million. The forecast cash flow assumptions were reduced principally due to the recent regulatory changes limiting trade spend for wholesalers and venues and the Covid-19 pandemic negatively impacting the challenging whisky category in Korea. The recoverable amount is £164 million in respect of the Windsor Premier brand cash-generating unit.

(e) Sensitivity to change in key assumptions

Impairment testing for the year ended 30 June 2020 has identified the following cash-generating units as being sensitive to reasonably possible changes in assumptions.

The table below shows the headroom at 30 June 2020 and the impairment charge that would be required if the assumptions in the calculation of their value in use were changed:

	Carrying value of CGU £ million	Headroom £ million	1ppt increase in discount rate £ million	2ppt decrease in annual growth rate in forecast period 2021-2029 £ million	0.5 - 1ppt reduction in the rate of price increase £ million	Covid-19 scenario £ million
India(i)	3,444	—	(242)	(235)	(297)	(396)
Bagpiper brand(i)	94	—	(11)	(16)	(19)	(17)
Antiquity brand(i)	166	8	(15)	(18)	(13)	(25)
McDowell's No.1 brand(i)	1,179	29	(121)	(173)	(216)	(234)
Windsor Premier brand(ii)	164	—	—	—	—	(30)
Bell's brand(iii)	225	12	(11)	—	—	—

(i)
Reasonably possible changes in key assumptions that would result in an additional impairment of the India cash-generating unit, Bagpiper, Antiquity and McDowell's No.1 brands would be a 1ppt increase in discount rate or a 2ppt decrease in the annual growth rate in forecast period of 2021-2029 or a 0.5-1ppt reduction in the rate of price increase. Furthermore, due to the Covid-19 pandemic, a permanent delay of the F20 lost base recovery period is also considered to be a reasonably possible scenario due to the severity of measures taken in India and the introduction of unprecedented increase of taxes on alcohol. In the Covid-19 scenario above it was assumed that F19 base will be reached by F25.

(ii)
Due to the high-level uncertainty of the Covid-19 pandemic, additional possible changes in volume growth rates are forecasted assuming permanent damage of local whisky category with no recovery to F19 levels based on latest outlook of IWSR reports, and the fact that the majority of sales are on-trade.

(iii) The Bell's brand is disclosed as sensitive due to strong competition and challenging market conditions. The only change in the key assumptions considered reasonably possible that would result in an impairment of the brand would be a 1ppt increase in discount rate.

(f) USL combination of popular brands

Following the acquisition of United Spirits Limited (USL) in 2014, all material brands together with the associated property, plant and equipment (the brands) were fair valued and capitalised. Each year since the acquisition, the brands were tested separately for impairment.

The long-term strategic priorities have continued to evolve for the Indian market with a greater emphasis on premium brands, operating margin expansion and generating marketing spend efficiencies. This has resulted in the management and marketing teams managing, reporting both internally and externally, and allocating resources to the popular category rather than to individual brands.

In the year ended 30 June 2020, the impairment tests have been carried out for the brands within the popular category as a single cash-generating unit and also at the individual brand level to ensure that the change in the definition of cash-generating units does not result in the understatement of an impairment charge. The impairment charge of £116 million on Old Tavern Whisky and Bagpiper was based on the individual brand level impairment models. For the year ending 30 June 2021 a single impairment test will be carried out at the popular category in accordance with how this category is now managed.

The principal USL brands in the popular category are Director's Special, Bagpiper, Old Tavern Whisky and White Mischief.